Exhibit 21

SUBSIDIARIES OF REGISTRANT

HOME PROPERTIES, INC. OWNS INTEREST IN:	STATE OF FORMATION
Home Properties, L.P.	New York
Home Properties I, LLC	New York
Home Properties II, LLC	New York
Home Properties Florida Management, Inc.	Florida
Home Properties Springing Member, LLC	Delaware

HOME PROPERTIES I, LLC OWNS INTEREST IN:

Home Properties Trust	Maryland

HOME PROPERTIES TRUST OWNS INTEREST IN:

Home Properties, L.P.	New York

HOME PROPERTIES, L.P. OWNS AN INTEREST IN:
CORPORATIONS:	STATE OF FORMATION
Home Properties Resident Services, Inc.
(formerly Conifer Realty Corporation)	Maryland

PARTNERSHIPS:	STATE OF FORMATION
500 Meadowlake Drive Associates, LP	Delaware
Home Properties Dunfield Townhomes, LLLP	Maryland
Home Properties Gateway Village Limited Partnership	Maryland
Sherry Lake Associates	New York
Valley Park South Partnership	New York
Willowbrook Group Limited	Pennsylvania

LIMITED LIABILITY COMPANIES:	STATE OF
FORMATION
Barrington Gardens, LLC	New Jersey
Century Investors, LLC	New York
The Colony of Home Properties, LLC	New York
Hackensack Gardens Apartments, LLC	New Jersey
Hampton Lakes Associates, LLC	Florida
Hampton Lakes II Associates, LLC	Florida
Hampton Place Joint Venture, LLC	Florida
Home Properties 1200 East West, LLC	Maryland
Home Properties Annapolis Roads, LLC	Maryland
Home Properties Bayview Colonial, LLC	New York
Home Properties Beverly, LLC	Massachusetts
Home Properties Blackhawk, LLC	New York
Home Properties Bonnie Ridge LLC	Maryland
Home Properties Braddock Lee, LLC	New York
Home Properties Broadlawn, LLC	New York
Home Properties Brooke, LLC	New York
Home Properties Cambridge Court, LLC	Maryland
Home Properties Cambridge Village, LLC	New York
Home Properties Canterbury No. 1, LLC	Maryland

Home Properties Canterbury No. 2, LLC	Maryland
Home Properties Canterbury No. 3, LLC	Maryland
Home Properties Canterbury No. 4, LLC	Maryland
Home Properties Channel Townhomes, LLC	Maryland
Home Properties Charleston, LLC	Maryland
Home Properties Charleston IV, LLC	Maryland
Home Properties Chatham Hill, LLC	New York
Home Properties Cider Mill, LLC	Maryland
Home Properties Cinnamon Run I, LLC	Maryland
Home Properties Cinnamon Run II, LLC	Maryland
Home Properties Cobblestone, LLC	Virginia
Home Properties Colonies, LLC	New York
Home Properties Columbia, LLC	Maryland
Home Properties Concorde Circle, LLC	Maryland
Home Properties Country Village LLC	Maryland
Home Properties Courtyard Village, LLC	New York
Home Properties Cove Townhomes, LLC	Maryland
Home Properties Crescent Club, LLC	New York
Home Properties Cypress Place LLC	New York
Home Properties DE Selford, LLC	Delaware
Home Properties DE Stoughton, LLC	Delaware
Home Properties DE Tamarron, LLC	Delaware
Home Properties DE Woodmont, LLC	Delaware
Home Properties Deer Grove, LLC	New York
Home Properties Dulles, LLC	Virginia
Home Properties East Meadow, LLC	Delaware
Home Properties Elmwood Terrace, LLC	Maryland
Home Properties Fair Oaks, LLC	Delaware
Home Properties Fox Hall 1, LLC	Maryland
Home Properties Fox Hall 2, LLC	Maryland
Home Properties Fox Hall 3, LLC	Maryland
Home Properties Fox Hall 4, LLC	Maryland
Home Properties Fox Hall 5, LLC	Maryland
Home Properties Gardencrest, LLC	New York
Home Properties Golf Club, LLC	New York
Home Properties Hauppauge, LLC	New York
Home Properties Hawthorne, LLC	New York
Home Properties Haynes Farm, LLC	New York
Home Properties Heights MA, LLC	New York
Home Properties Heritage Square, LLC	New York
Home Properties Heritage Woods, LLC	Maryland
Home Properties Highland House, LLC	New York
Home Properties Holiday Square, LLC	New York
Home Properties Howard Crossing, LLC	Maryland
Home Properties Hunters Glen, LLC	Maryland
Home Properties Huntington Metro, LLC	Virginia
Home Properties Lake Grove, LLC	New York
Home Properties Lakeview, LLC	New York
Home Properties Lakeview Townhomes, LLC	New York
Home Properties Liberty Commons, LLC	New York
Home Properties Liberty Place, LLC	New York
Home Properties Lighthouse Townhomes, LLC	Maryland
Home Properties Manor, LLC	New York
Home Properties Manor, LLC	Delaware
Home Properties Manor East, LLC	Virginia
Home Properties Mansion House, LLC	New York
Home Properties Marshfield, LLC	New York

Home Properties Maryland IV, LLC	Maryland
Home Properties Maryland VI, LLC	Maryland
Home Properties Maryland VII, LLC	Maryland
Home Properties Maryland IX, LLC	Maryland
Home Properties Maryland XII, LLC	Maryland
Home Properties Maryland XIII, LLC	Maryland
Home Properties Maryland XIV, LLC	Maryland
Home Properties Maryland XV, LLC	Maryland
Home Properties Maryland XVI, LLC	Maryland
Home Properties Maryland XVII, LLC	Maryland
Home Properties Maryland XVIII, LLC	Maryland
Home Properties Maryland XX, LLC	Maryland
Home Properties Maryland XXI, LLC	Maryland
Home Properties Maryland XXII, LLC	Delaware
Home Properties Maryland XXIII, LLC	Delaware
Home Properties Maryland XXIV, LLC	Maryland
Home Properties Maryland XXV, LLC	Maryland
Home Properties Maryland XXVI, LLC	Maryland
Home Properties Maryland XXVII, LLC	Maryland
Home Properties Maryland XXVIII, LLC	Maryland
Home Properties Maryland XXIX, LLC	Maryland
Home Properties Meadows MA, LLC	New York
Home Properties Mid-Island, LLC	New York
Home Properties Middlebrooke, LLC	Maryland
Home Properties Middlesex, LLC	New York
Home Properties Morningside Heights LLC	Maryland
Home Properties Morningside North, LLC	Maryland
Home Properties Morningside Six, LLC	Maryland
Home Properties Mount Vernon, LLC	Virginia
Home Properties Muncy, LLC	New York
Home Properties Newport Village, LLC	Virginia
Home Properties North Plainfield, LLC	New York
Home Properties of Devon, LLC	New York
Home Properties Orleans Village, LLC	New York
Home Properties Owings Run 1, LLC	Maryland
Home Properties Owings Run 2, LLC	Maryland
Home Properties Paoli, LLC	New York
Home Properties Park Shirlington, LLC	Virginia
Home Properties Park Grove, LLC	New York
Home Properties park Grove II, LLC	New York
Home Properties Peppertree Farm I, LLC	Maryland
Home Properties Peppertree Farm II, LLC	Maryland
Home Properties Peppertree Farm III, LLC	Maryland
Home Properties Pleasant View, LLC	New Jersey
Home Properties Pleasure Bay, LLC	New York
Home Properties Potomac Falls, LLC	Virginia
Home Properties Racquet Club East, LLC	New York
Home Properties Redbank, LLC	New York
Home Properties Ridgeview Chase, LLC	Maryland
Home Properties Ripley Street, LLC	Maryland
Home Properties Rivers Edge, LLC	New Jersey
Home Properties Saddle Brooke, LLC	Maryland
Home Properties Sandalwood, LLC	New York
Home Properties Sayville, LLC	New York
Home Properties Schaumburg, LLC	Delaware
Home Properties Selford Townhouses, LLC	Maryland
Home Properties Seminary Hills, LLC	Virginia

Home Properties Seminary Towers, LLC	Virginia
Home Properties Sherry Lake, LLC	New York
Home Properties Sherwood Gardens, LLC	New York
Home Properties Somerset Park, LLC	Virginia
Home Properties Southern Meadows, LLC	New York
Home Properties Stone Hill, LLC	New York
Home Properties Stoughton, LLC	New York
Home Properties Stratford Greens, LLC	New York
Home Properties Sycamores, LLC	New York
Home Properties Tamarron, LLC	Maryland
Home Properties Topfield, LLC	Maryland
Home Properties Trexler Park, LLC	New York
Home Properties Trexler Park West, LLC	New York
Home Properties Tysons, LLC	Virginia
Home Properties Village Square, LLC	Maryland
Home Properties Virginia Village, LLC	Virginia
Home Properties Waterview, LLC	New York
Home Properties Wayne Village, LLC	New York
Home Properties Wellington Trace Apartments, LLC	Maryland
Home Properties West Springfield Terrace, LLC	Virginia
Home Properties Westbrooke, LLC	Maryland
Home Properties Westchester West, LLC	Maryland
Home Properties Westwood Village, LLC	New York
Home Properties Westwoods, LLC	New York
Home Properties Whitemarsh, LLC	Delaware
Home Properties Whitemarsh I, LLC	New York
Home Properties William Henry, LLC	New York
Home Properties William Henry II, LLC	New York
Home Properties William Henry III, LLC	New York
Home Properties Windsor, LLC	New York
Home Properties WMF I, LLC	New York
Home Properties Woodleaf, LLC	Delaware
Home Properties Woodmont Village, LLC	New York
Home Properties Woodway, LLC	Virginia
Home Properties Yorkshire Village, LLC	New York
HP Downingtown Sub I, LLC	Delaware
HP Downingtown Sub II, LLC	Delaware
HP Downingtown Sub III, LLC	Delaware
HP Jeffersonville Sub I, LLC	Delaware
HP Jeffersonville Sub II, LLC	Delaware
HP Jeffersonville Sub III, LLC	Delaware
Jacob Ford Village, LLC	New Jersey
Royal Gardens Associates LLC	New York
Shafto Road, LLC	New Jersey

HAMPTON LAKES ASSOCIATES, LLC, HAMPTON LAKES II
ASSOCIATES, LLC AND HAMPTON PLACE JOINT VENTURE,
LLC OWN AN INTEREST IN
Hampton Village Property Owners’ Association, Inc.	Florida